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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-74704, 333-84548 and 333-82350) and Form S-8
(Nos. 333-69318, 333-71504, 333-76042, 333-82348 and 333-112345) of Regent
Communications, Inc. of our report dated March 8, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cincinnati, Ohio
March 12, 2004